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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  JULY 1, 1996
                Date of Report (Date of earliest event reported)




                 COMMUNITY TRUST FINANCIAL SERVICES CORPORATION
             (Exact name of Registrant as specified in its charter)




         GEORGIA                      0-19030                     58-1856582
(State of incorporation)      (Commission File number)        (I.R.S.Employer
                                                             Identification No.)



                   1784 ATLANTA HIGHWAY, HIRAM, GEORGIA 30141
              (Address of principal executive offices) (Zip Code)




                                (770) 445-1014
              (Registrant's telephone number including area code)




                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


                           --------------------------

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ITEM 5. OTHER EVENTS

   On July 1, 1996, a letter was mailed to all stockholders of Community Trust Financial Services Corporation (the "Company") from the President of the Company which explained procedures implemented by the Company in an effort to facilitate transactions between interested buyers and interested sellers of Company stock.

  On February 19, 1997, at its monthly Board meeting, the Board of Directors of the Company declared a dividend of twenty-five cents per share to shareholders of record on March 10, 1997, payable on March 19, 1997.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable

     (b) Not applicable

     (c) The following exhibits are filed as a part of this Form 8K

     Exhibit
     Number    Description
     ------    -----------
      20       Letter dated July 1, 1996 mailed by the President to all
               stockholders.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                 Community Trust Financial Services Corporation
                 ----------------------------------------------
                                  (Registrant)




DATE: February 24, 1997              /s/ Angel J. Byrd
                                     -----------------
                                     Angel J. Byrd
                                     (Principal Accounting Officer)